                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           November 15, 1999
                                               ---------------------------------



                       ELECTRONICS BOUTIQUE HOLDINGS CORP.
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               (Exact name of registrant as specified in charter)

    Delaware                       000-24603                51-0379406
--------------------------     ------------------------    ---------------------
(State or Other Juris-         (Commission File Number)    (IRS Employer Identi-
 diction of Incorporation)                                     fication No.)

931 South Matlack Street, West Chester, PA                      19382
------------------------------------------                 ---------------
(Address of principle executive offices)                 (Zip Code)

Registrant's telephone number, including area code    610-430-8100
                                                     ----------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                      ------------------------------------


                     Exhibit Index appears on Page 4 hereof.




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ITEM 5.  OTHER EVENTS.

         On November 15, 1999, Electronics Boutique Holdings Corp. ("EB") issued a press release setting forth EB's financial results for its third fiscal quarter ended October 30, 1999. A copy of EB's press release dated November 15, 1999 is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         99       Press Release dated November 15, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ELECTRONICS BOUTIQUE HOLDINGS CORP.
                                            (Registrant)

Date: November 15, 1999                     By:      /s/ James A. Smith
                                                   -----------------------------
                                            Name:    James A. Smith
                                            Title:   Vice President of Finance



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                                  EXHIBIT INDEX

No.
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
99                Press Release dated November 15, 1999.



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